Exhibit 99.2

First Quarter 2013 Earnings Conference Call – May 6, 2013

Forward Looking Statements Statements made during this call and presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of today, May 6, 2013. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 9-15 of the 2012 Form 10-K filed on March 1, 2013, and other subsequent filings by Matson with the SEC. Statements made during this call and presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements.

Good YOY results in Ocean Transportation in 1Q13, driven by: Higher China rates and increased Hawaii volume Operating an optimal 9-ship fleet versus 10-ship fleet in 1Q12 Logistics, SSAT at essentially breakeven Reduced total debt by $18.0 million in 1Q13, $71.7 million since Separation With 1Q13 complete, outlook has shifted higher for full year results Opening Remarks

EBITDA, EPS – 1Q 2013 1Q13 Net Income of $9.1 million versus 1Q12 Net Income of $3.8 million See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics

Hawaii Service First Quarter Performance Volume up 5.5% YOY, driven by: Increase in EB activity Market growth and gains Optimal 9-ship deployment Outlook for 2013 Moderate volume gains in total EB volume gains historically volatile 9-ship fleet deployment for full year

Hawaii Economic Indicators Indicator (% Change YOY, except Unemployment rate) 2010 2011 2012 2013F 2014F 2015F Real Gross Domestic Product 1 1.4 (0.2) 1.6 2.6 2.5 2.3 Visitor Arrivals 1 7.7 4.0 9.6 5.4 2.5 2.0 Unemployment Rate 2 6.9 6.7 6.0 5.1 4.6 4.3 Construction Jobs 2,3 (8.1) (2.0) 2.4 7.0 9.8 11.3 Building Permits 2,3 9.7 (26.2) 45.2 23.5 20.7 8.9 Sources 1 DBEDT: Hawaii Department of Business, Economic Development & Tourism, First Quarter 2013 Report, February 22, 2013 http://hawaii.gov/dbedt 2 UHERO: University of Hawaii Economic Research Organization, Hawaii State Forecast, February 15, 2013 http://www.uhero.hawaii.edu 3 UHERO: University of Hawaii Economic Research Organization, Construction Forecast, March 26, 2013 http://www.uhero.hawaii.edu

SSAT Joint Venture Outlook for 2013 Customer loss will negatively impact joint venture Aggressive expense control initiatives Breakeven performance expected First Quarter Performance Customer losses continue to weigh on performance Markets growing modestly

Guam Service Outlook for 2013 Muted economic activity Volume similar to 2012, assuming no new competitor enters market Military cuts and sequestration impact unclear First Quarter Performance Container volume off due to lower shipment levels from the U.S. military Overall market has contracted slightly

China Expedited Service (CLX) First Quarter Performance YOY spot freight rates up significantly Benefits approximately 50% of volume Container volume up 3.6% in 1Q13 due to delayed sailing that slipped into 2013 Outlook for 2013 Record global capacity added YOY freight rates expected to erode modestly Expect flat container volume YOY Ships running near full capacity

Matson Logistics First Quarter Performance Improvement in domestic intermodal and highway volume Lower G&A Declines in warehouse operations Outlook for 2013 Expense control focus Improve margins to 1-2% of revenues 1. American Association of Railroads

Operating Income SSAT contributed $0.2 million in 1Q13 vs. $0.8 million in 1Q12 1Q12 1Q13 Change Revenue $279.5 $299.9 $20.4 Operating Income $5.8 $18.5 $12.7 Oper. Income Margin 2.1% 6.2% 1Q12 1Q13 Change Revenue $86.6 $94.8 $8.2 Operating Income $0.3 $0.2 ($0.1) Oper. Income Margin 0.3% 0.2% Logistics Ocean Transportation 1Q13 Consolidated Operating Income of $18.7 million versus $6.1 million in 1Q12

Condensed Income Statement (dollars in millions) 3/31/13 3/31/12 Operating Revenue Ocean transportation $ 299.9 $ 279.5 Logistics revenue 94.8 86.6 Total operating revenue 394.7 366.1 Costs and Expenses Operating costs 342.8 329.7 Selling, general and administrative 33.4 28.6 Other (0.2) 1.7 Operating Income 18.7 6.1 Interest expense 3.7 2.0 Income tax expense 5.9 2.1 Net Income $ 9.1 $ 3.8 Diluted Earnings Per Share ($/share) Continuing Operations 0.21 0.05 Discontinued Operations 0.00 0.04 Net Income 0.21 0.09 Key Metrics Total Revenue increased 7.8% Operating costs increased 4.0% Effective tax rate of 39.5% LTM EBITDA of $180.0 million See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics

Maintained quarterly dividend of $0.15/share 1Q13 maintenance capital expenditures were $6.3 million Reef Shipping Limited asset acquisition was $9.6 million Reduced total debt by $18.0 million in first quarter Uses of Cash $40.4

Condensed Balance Sheet Assets (dollars in millions) 3/31/13 12/31/12 Cash $ 11.0 $ 19.9 Other current assets 204.4 214.2 Total current assets 215.4 234.1 Investment in terminal joint venture 59.7 59.6 Property, net 759.0 762.5 Other assets 115.1 118.1 Total $1,149.2 $1,174.3 Liabilities & Shareholders’ Equity 3/31/13 12/31/12 Current portion of long-term debt $ 17.4 $ 16.4 Other current liabilities 168.4 177.0 Total current liabilities 185.8 193.4 Long term debt 283.7 302.7 Deferred income taxes 249.1 251.9 Employee benefit plans 108.3 108.0 Other liabilities 38.2 38.4 Total long term liabilities 679.3 701.0 Shareholders’ equity 284.1 279.9 Total $ 1,149.2 $1,174.3 Debt Total debt of $301.1 million Current portion is $17.4 million Net Debt/ LTM EBITDA ratio of 1.61 Reduced total debt by $71.7 million in the three quarters since Separation See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics

Ocean Transportation operating income for 2013 expected to be moderately higher than 2012: Balance of year modestly higher each quarter on a YOY basis Lose YOY benefit of operating 9-ship fleet in 2Q Moderate increase in Hawaii volume Flat Guam volume Modest erosion in China rates 9-ship fleet deployment due to lighter dry-dock schedule Breakeven performance at SSAT Logistics operating income expected to be 1-2% of revenues: Continued expense control and modest volume increase Improved NorCal warehouse operations after consolidation 53’ program, improved internal sales Maintenance capital expenditures expected to be approximately $30 million in 2013, exclusive of new vessels Full Year 2013 Outlook

Continue to be optimistic about Hawaii growth prospects as construction cycle begins to materialize Logistics and SSAT businesses well positioned for eventual recovery Activity in Guam muted, but performing well as sole provider of ocean carriage services Continue to generate strong earnings and cash flow Summary Remarks

Addendum

Use of Non-GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to EBITDA. The Company defines EBITDA as the sum of net income, less income or loss from discontinued operations, plus income tax expense, interest expense and depreciation and amortization. EBITDA should not be considered as an alternative to net income (as determined in accordance with GAAP), as an indicator of our operating performance, or to cash flows from operating activities (as determined in accordance with GAAP) as a measure of liquidity. Our calculation of EBITDA may not be comparable to EBITDA as calculated by other companies, nor is this calculation identical to the EBITDA used by our lenders to determine financial covenant compliance.

GAAP to Non-GAAP Reconciliation (Net Debt and EBITDA) Dollars in Millions First Quarter Last Twelve Months (LTM) 2012 2013 Change As of March 31, 2013 Net Income 3.8 9.1 5.3 51.2 Subtract: Income/Loss from disc. operations 1.8 0.0 (1.8) (7.9) Add: Income tax expense 2.1 5.9 3.8 36.8 Add: Interest expense 2.0 3.7 1.7 13.4 Add: Depreciation & amortization 18.7 17.3 (1.4) 70.7 EBITDA 24.8 36.0 11.2 180.0 As of March 31, 2013 (in $ millions) Total Debt $301.1 (Less) Total Cash (11.0) Net Debt $290.1